UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2017

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-37943 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

9635 Maroon Circle, Suite 400

Englewood, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

On January 30, 2017, PetroShare Corp. (the “Company”) completed the final closing of the private placement previously disclosed on its Forms 8-K filed with Securities and Exchange Commission (“SEC”) on January 5, 2017 and January 26, 2017 (the “Private Placement”). The Company entered into subscription agreements with 42 additional investors for the purchase of an additional 94.64 units. The Company received gross proceeds of $4,731,950 from the final closing, and gross proceeds of $10,000,000 from the entire Private Placement, before placement agent fees and other associated expenses.

Each unit is comprised of a 10% unsecured convertible promissory note in the face amount of $50,000 (the “Notes”) and 33,333 common stock purchase warrants (the “Warrants”). Each Note sold in the Private Placement is one of a series of similar Notes designated the “10% Unsecured Convertible Promissory Notes” with the series totaling $10,000,000. The Notes bear interest at the rate of 10% per year and are due and payable on December 31, 2018.  Interest is payable semi-annually beginning June 30, 2017 and until the Notes are paid in full. At any time after issuance, the principal amount of the Notes and any accrued but unpaid interest are convertible into shares of the Company’s common stock at the option of the holder at the rate of $1.50 per share. Each Warrant allows the holder to purchase one share of the Company’s common stock at a price of $3.00 per share at any time on or before December 31, 2019.

In connection with the Private Placement, the Company paid GVC Capital LLC (“GVC”), as placement agent, and participating broker-dealers a total commission of $1,000,000 pursuant to a Placement Agent Agreement between the Company and GVC dated December 16, 2016 and amended on January 24, 2017. As additional compensation to GVC, the Company issued a placement agent warrant to purchase a total of 666,600 shares of the Company’s common stock exercisable at a price of $1.50 per share. The placement agent warrant expires on December 31, 2021.  The parties also agreed to indemnify each other against certain liabilities in connection with the Private Placement.

The offer and sale of securities in the Private Placement were made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”) and Rule 506 thereunder.  Such offers and sales were made solely to “accredited investors” as defined in Rule 501 under the Securities Act and were made without any form of general solicitation. All of the securities issued in the Private Placement, as well as the common stock which might be issued upon conversion of the Notes and exercise of the Warrants and the placement agent warrants, are restricted from resale in accordance with applicable securities laws.

The Company granted to the holders of the Notes, Warrants and placement agent warrant “piggyback” registration rights, pursuant to which under certain conditions, the Company has agreed to register the shares that might be issued upon conversion or exercise of these securities on any registration statement that the Company might file in the future with the SEC.

The foregoing does not purport to be a complete description of the Warrants, the placement agent warrant, the Notes, the Placement Agent Agreement, as amended, or the Subscription Agreements, and is qualified in its entirety by reference to the full text of such documents, which are attached as Exhibits 4.1, 4.2, 10.1, 10.2, and 10.3, respectively, to this Form 8-K.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02                                           Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01                                           Regulation FD Disclosure.

On February 1, 2017, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by reference to such filing.

Item 9.01                                           Financial Statements and Exhibits.

See the Exhibit Index at the end of this report for a listing of the exhibits filed or furnished with this report.

Caution Concerning Forward-Looking Statements

This report and the press release contain certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of this report, the Company’s estimates, forecasts, projections, expectations or beliefs as to certain future events and results.  These forward-looking statements include, among others, statements regarding and plans and objectives of management for future operations. Forward-looking statements and information are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information.

Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to receipt of working capital, the level of success in exploration, development and production activities, possible defects in title to properties, the ability to negotiate acceptable surface-use agreements with landowners, fluctuations in the market price of crude oil and natural gas, industry risks, possible federal and/or state initiatives related to regulation of hydraulic fracturing, risks related to permitting and the projected timeframes to receive the necessary permits, environmental risks and hazards, uncertainty as to calculation of crude oil and natural gas resources and reserves and other risks described in the Company’s report on Form 10-K for the year ended December 31, 2015 and other reports filed with the Securities and Exchange Commission. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law.

All forward-looking statements and information made in this report and the press release are qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: February 3, 2017	By:	/s/ Stephen J. Foley
Stephen J. Foley, Chief Executive Officer

Exhibit Index

The following is a list of the Exhibits filed or furnished with this report.

Exhibit
Number	Description of Exhibit

4.1	Form of Warrant.

4.2	Form of Placement Agent Warrant.

10.1	Form of 10% Unsecured Convertible Promissory Note.

10.2	Placement Agent Agreement with GVC Capital LLC, as amended.

10.3	Form of Subscription Agreement.

99.1	Press Release dated February 1, 2017.